FRESHWATER TECHNOLOGIES, INC.
                              ASSET SALE AGREEMENT


     THIS  AGREEMENT  is  made  this 1st, day of October 1, 2005, by and between
                                     ---
INTERNATIONAL DEVELOPMENT CORP., a Nevada corporation ("IDC") as the sole shareholder of FRESHWATER TECHNOLOGIES, INC., a Nevada corporation (the
"Company"), and MAX WEISSENGRUBER ("Weissengruber") and D. BRIAN ROBERTSON ("Robertson").

     WHEREAS, the Company desires to sell to Weissengruber and Robertson those certain assets more fully described in Attachment A attached hereto (the
                                             -------------
"Assets");

     WHEREAS, Weissengruber and Robertson desire to purchase the Assets as hereinafter provided;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto agree as follows:

     1.     Purchase  of  Assets.  At  the  closing  of  this  Agreement  (the
            --------------------
"Closing"), upon the basis of the covenants, warranties and representations of Weissengruber and Robertson set forth in this Agreement, the Company will sell, transfer, assign, and deliver the Assets to Weissengruber and Robertson. The Assets shall be delivered free and clear of all liens and encumbrances.

     2.     Purchase  Price.  The  purchase  price  for  the  Assets  shall  be
            ---------------
S60,210.33  to  be  paid  at  the  Closing  as  follows:

          (a) The sum of $32,482.51 shall be paid in the form of forgiveness of debt for salary by IDC to Weissengruber, as well as the termination of Weissengruber's employment agreement with IDC, all to be evidenced by a Release in the form attached hereto as Attachment B.
                               -------------

          (b) The sum of $27,727.82 shall be paid in the form of forgiveness of debt for salary by IDC to Robertson, as well as the termination of Robertson's employment agreement with IDC, all to be evidenced by a Release in the form attached hereto as Attachment C.
                            -------------

     3.     Representations  and  Warranties  of  IDC  and the Company.  Where a
            ----------------------------------------------------------
representation contained in this Agreement is qualified by the phrase "to the best of IDC's and the Company's knowledge" (or words of similar import), such expression means that, after having conducted a due diligence review, IDC and the Company believe the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. IDC and the Company represent and warrant to Weisengruber and Robertson as follows:

          (a)     Power  and Authority.  IDC and the Company have full power and
                  --------------------
authority to execute, deliver, and perform this Agreement and all other agreements, certificates or documents to be delivered in connection herewith, including, without limitation, the other agreements, certificates and documents contemplated hereby (collectively the "Other Agreements").

          (b)     Binding  Effect.  Upon  execution  and delivery by IDC and the
                  ---------------
Company, this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of IDC and the Company, enforceable against them in accordance with the terms hereof and thereof, except as the enforceability hereof or thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c)     No  Consents.  No  consent,  approval  or authorization of, or
                  ------------
registration, declaration or filing with any third party, including, but not limited to, any governmental department agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by IDC or the Company prior to the Closing to authorize the execution, delivery and performance by IDC and the Company of this Agreement or the Other Agreements.

          (d)     Ownership of the Assets to be Sold by the Company. The Company
                  -------------------------------------------------
has good, absolute, and marketable title to the Assets. IDC and the Company have the complete and unrestricted right, power and authority to cause the sale, transfer, and assignment of the Assets pursuant to this Agreement. The delivery of the Assets to Weissengruber and Robertson as herein contemplated will vest in Weissengruber and Robertson good, absolute and marketable title to the Assets as described herein, free and clear of all liens, claims, encumbrances, and restrictions of every kind.

          (e)     Change of Name of the Company.  IDC and the Company, after the
                  -----------------------------
Closing, shall immediately change the name of the Company to some name other than "Freshwater."

          (f)     Representations  and  Warranties  True  and  Complete.  All
                  -----------------------------------------------------
representations and warranties of IDC and the Company in this Agreement and the Other Agreements are true, accurate and complete in all material respects as of the Closing.

          (g)     No  Knowledge  of  Default.  IDC  and  the  Company  have  no
                  --------------------------
knowledge that any representations and warranties of Weissengruber and Robertson contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete or that Weissengruber or Robertson is in default under any term or provision of this Agreement or the Other Agreements.

          (h)     No Untrue Statements. No representation or warranty by IDC and
                  --------------------
the Company in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

          (i)     Reliance.  The  foregoing  representations  and warranties are
                  --------
made by IDC and the Company with the knowledge and expectation that Weissengruber and Robertson arc placing complete reliance thereon.

     4.     Representations  and  Warranties  of  Weissengruber  and  Robertson.
            -------------------------------------------------------------------
Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. Weissengruber and Robertson hereby represent and warrant to IDC and the Company as follows:

          (a)     Power  and  Authority.  They  have full power and authority to
                  ---------------------
execute,  deliver  and  perform  this  Agreement  and  the  Other  Agreements.

          (b)     Binding Effect.  Upon execution and delivery by Weissengruber
                  --------------
and Robertson, this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of Weissengruber and Robertson enforceable against Weissengruber and Robertson in accordance with the terms hereof or thereof, except as the enforceability hereof and thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c)     No  Consents.  No  consent,  approval  or authorization of, or
                  ------------
registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by Weisengruber and Robertson prior to the Closing to authorize the execution, delivery and performance by Weisengruber and Robertson of this Agreement or the Other Agreements.

          (d)     Representations  and Warranties of Weissengruber and Robertson
                  --------------------------------------------------------------
True  and  Complete.  All  representations  and  warranties of Weissengruber and
-------------------
Robertson in this Agreement and the Other Agreements are true, accurate and complete in all material respects as of the Closing.

          (e)     No  Knowledge of IDC's or the Company's Default. Weissengruber
                  -----------------------------------------------
and Robertson have no knowledge that any of IDC's or the Company's representations and warranties contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete in any respect or that IDC or the Company is in default under any term or provision of this Agreement or the Other Agreements.

          (f)     No  Untrue  Statements.  No  representation  or  warranty  by
                  ----------------------
Weissengruber and Robertson in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

          (g)     Reliance.  The  foregoing  representations  and warranties are
                  --------
made by Weissengruber and Robertson with the knowledge and expectation that IDC and the Company are placing complete reliance thereon.

     5.     The  Nature  and  Survival  of  Representations,  Covenants  and
            ----------------------------------------------------------------
Warranties.  All  statements and facts contained in any memorandum, certificate,
----------
instrument, or other document delivered by or on behalf of the parties hereto for information or reliance pursuant to this Agreement, shall be deemed representations, covenants and warranties by the parties hereto under this Agreement. All representations, covenants and warranties of the parties shall survive the Closing and all inspections, examinations, or audits on behalf of the parties, shall expire one year following the Closing,

     6.     Further  Conveyances  and  Assurances.  After  the Closing, IDC, the
            -------------------------------------
Company and Weissengruber and Robertson, each, will, without further cost or expense to, or consideration of any nature from the other, execute and deliver, or cause to be executed and delivered, to the other, such additional documentation and instruments of transfer and conveyance, and will take such other and further actions, as the other may reasonably request as more completely to sell, transfer and assign to and fully vest in Weissengruber and Robertson ownership of the Assets and to consummate the transactions contemplated hereby.

     7.     Closing.  The  Closing  of  this  Agreement  shall  be  on or before
            -------
January ____, 2006, subject to acceleration or postponement from time to time as the parties hereto may mutually agree.

     8.     Deliveries  at  the  Closing by IDC and the Company.  At the Closing
            ---------------------------------------------------
IDC  and  the  Company:

          (a)     Shall  deliver  the  Assets  to  Weissengruber  and Robertson.

          (b) IDC and the Company shall deliver any other document which may be necessary to carry out the intent of this Agreement.

     9.     Deliveries  at  the  Closing by Weissengruber and Robertson.  At the
            -----------------------------------------------------------
Closing, Weisengruber and Robertson shall deliver to IDC and the Company the following:

          (a) The purchase price, which shall be evidenced by the Releases in the form attached hereto as Attachment B and Attachment C.
                                     -------------       -------------

          (b) Any other document which may be necessary to carry out the intent of this Agreement.

     10.     No Assignment.  This Agreement shall not be assignable by any party
             -------------
without the prior written consent of the other parties, which consent shall be subject to such parties' sole, absolute and unfettered discretion.

     11.     Attorney's  Fees.  In the event that it should become necessary for
             ----------------
any party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants contained in this Agreement, the parties hereby covenant and agree that the party or parties who are found to be in violation of said covenants shall also be liable for all reasonable attorney's fees and costs of court incurred by the other party or parties that bring suit.

     12.     Benefit.  All  the  terms and provisions of this Agreement shall be
             -------
binding upon and inure to the benefit of and be enforceable by each of the parties hereto, and his respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     13.     Construction.  Words  of any gender used in this Agreement shall be
             ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

     14.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     15.     Cumulative Rights.  The rights and remedies of any party under this
             -----------------
Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     16.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
             ----------
contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     17.     Time  of  the  Essence.  Time  is of the essence of this Agreement.
             ----------------------

     18.     Incorporation  by  Reference.  The  Attachments  to  this Agreement
             ----------------------------
referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     19.     Controlling  Agreement.  In  the  event of any conflict between the
             ----------------------
terms of this Agreement or Attachments referred to herein, the terms of this Agreement shall control.

     20.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement or an email of this Agreement containing digitized signatures shall be legal and binding on all parties hereto.

     21.     Law  Governing.  This  Agreement shall be construed and governed by
             --------------
the  laws  of  the  State  of  Nevada.

     22.     Entire  Agreement.  This  instrument  and  the  attachments  hereto
             -----------------
contain the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, this Agreement has been executed in multiple counterparts on the date first written above.

                                      INTERNATIONAL DEVELOPMENT CORP.



                                      By /s/ Betty-Ann Harland
                                        ----------------------------------------
                                        Betty-Ann Harland, Chairman of the Board

                                      FRESHWATER TECHNOLOGIES, INC.

                                      By /s/ Betty-Ann Harland
                                        ----------------------------------------
                                        Betty-Ann Harland, Chairman of the Board

                                      /s/ Max Weissengruber
                                      ------------------------------------------
                                      MAX WEISSENGRUBER

                                      /s/ D. Brian Robertson
                                      ------------------------------------------
                                      D. BRIAN ROBERTSON

Attachments:
------------
Attachment A       The Assets
Attachment B       Max Weissengruber Release
Attachment C       D. Brian Robertson Release


                                        5
AssetSaleAgreementv1

                         INTERNATIONAL DEVELOPMENT INC.
                                   SCHEDULE A
                          STATEMENT OF NET ASSETS SOLD
                                 OCTOBER 1,2005


Account receivable                      $ 196,672.98
Allowance for doubtful accounts          (180,995.43)
Accounts receivable-net                    15,677.55
Inventory                                 190,830.00
GST receivable                              1,018.36
Due to Max Weissengruber                 (173,332.83)
Due to Brian Robertson                   (145,211.97)
Due to Bob Glassen                        (10,918.54)
Accounts payable                           (5,557.74)
Deferred Revenue                           (7,037.00)
Excess of Liabilities over Assets       $ 134,532.17

                        RELEASE AND SETTLEMENT AGREEMENT


     THIS AGREEMENT is made October 1, 2005, by and between D. BRIAN ROBERTSON ("Robertson") and INTERNATIONAL DEVELOPMENT CORP., a Nevada corporation ("IDC"), the sole shareholder of FRESHWATER TECHNOLOGIES, INC., a Nevada corporation (the "Company").

     WHEREAS, IDC is indebted to Robertson in the amount of $27,727.82 (the "Indebtedness"); and

     WHEREAS. IDC and Robertson have executed an Employment Agreement dated October 1, 2004 (the "Employment Agreement"); and

     WHEREAS, Robertson and IDC want to terminate the Employment Agreement and provide for the payment of the Indebtedness;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto do hereby agree as follows:

     1.     Settlement.  As  a result of the mutual covenants and considerations
            ----------
contained herein, and for valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, Robertson agrees to accept certain assets of the Company as more fully described in that certain Asset Sale Agreement executed by the parties on even date herewith, in full payment of the Indebtedness and the termination of the Employment Agreement.

     2.     General  Release  of  IDC and the Company. As a result of the mutual
            -----------------------------------------
covenants and considerations contained herein, Robertson, individually and for his assigns, predecessors, successors, joint venturers, heirs, executors, administrators, personal representatives, and trustees, hereby releases and forever discharges IDC and the Company, their assigns, predecessors, successors, joint venturers, personal representatives, and any other person at interest therewith, from and against any and all claims, demands, debts, interest, expenses, dues, liens, liabilities, causes of action including court costs or attorney's fees, or any other form of compensation, he may now own or hereafter acquire against IDC or the Company, whether statutory, in contract, in tort, either at law or in equity, including quantum meruit, as well as any other kind or character of action on account of, growing out of, relating to or concerning, whether directly or indirectly, the Indebtedness or the Employment Agreement, any other instrument, agreement or transaction, whether written or oral, in connection with the Indebtedness or the Employment Agreement, or any other transaction or occurrence of any nature whatsoever occurring before the execution of this Release and Settlement Agreement.

     3.     Acknowledgments.  Robertson acknowledges and agrees that the release
            ---------------
and  discharge  set  forth  above  is  a  GENERAL  RELEASE.  Robertson  further
                                          ----------------
acknowledges that the general release set forth herein above is given voluntarily, based solely upon the judgment of Robertson formed after consultation with his attorney, and is not based upon any representations or statements of any kind or nature whatsoever made by or on behalf of IDC and the Company as to the liability, if any, of IDC and the Company, or the value of the Indebtedness or the Employment Agreement or any other matter relating thereto. Additionally, Robertson expressly states and acknowledges that no promise, agreement, or representation, other than those expressed herein, have been made by IDC or the Company to Robertson or his attorney in order to induce the execution of this Release and Settlement Agreement.

     4.     Incorporation  by  Reference.  The  Attachments  to  this  Agreement
            ----------------------------
referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     5.     Entire  Agreement.  This instrument contains the entire agreement of
            -----------------
the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, the parties have executed this Release and Settlement Agreement on the date first written above.


                                       /s/ D. Brian Robertson
                                      ------------------------------------------
                                      D. BRIAN ROBERTSON

                                      INTERNATIONAL DEVELOPMENT CORP.



                                      By /s/ Betty-Ann Harland
                                        ----------------------------------------
                                        Betty-Ann Harland, Chairman of the Board

                                      FRESHWATER TECHNOLOGIES, INC.



                                      By /s/ Betty-Ann Harland
                                        ----------------------------------------
                                        Betty-Ann Harland, Chairman of the Board

                        RELEASE AND SETTLEMENT AGREEMENT


     THIS AGREEMENT is made October 1, 2005, by and between MAX WEISSENGRUBER ("Weissengruber") and INTERNATIONAL DEVELOPMENT CORP., a Nevada corporation ("IDC"), the sole shareholder of FRESHWATER TECHNOLOGIES, INC., a Nevada corporation (the "Company").

     WHEREAS, IDC is indebted to Weissengruber in the amount of $32,482.51 (the "Indebtedness"); and

     WHEREAS, IDC and Weissengruber have executed an Employment Agreement dated October 1, 2004 (the "Employment Agreement"); and

     WHEREAS, Weissengruber and IDC want to terminate the Employment Agreement and provide for the payment of the Indebtedness:

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto do hereby agree as follows:

     1.     Settlement.  As  a result of the mutual covenants and considerations
            ----------
contained herein, and for valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, Weissengruber agrees to accept certain assets of the Company as more fully described in that certain Asset Sale Agreement executed by the parties on even date herewith, in full payment of the Indebtedness and the termination of the Employment Agreement.

     2.     General  Release  of  IDC and the Company. As a result of the mutual
            -----------------------------------------
covenants and considerations contained herein, Weissengruber, individually and for his assigns, predecessors, successors, joint venturers, heirs, executors, administrators, personal representatives, and trustees, hereby releases and forever discharges IDC and the Company, their assigns, predecessors, successors, joint venturers, personal representatives, and any other person at interest therewith, from and against any and all claims, demands, debts, interest, expenses, dues, liens, liabilities, causes of action including court costs or attorney's fees, or any other form of compensation, he may now own or hereafter acquire against IDC or the Company, whether statutory, in contract, in tort, either at law or in equity, including quantum meruit, as well as any other kind or character of action on account of, growing out of, relating to or concerning, whether directly or indirectly, the Indebtedness or the Employment Agreement, any other instrument, agreement or transaction, whether written or oral, in connection with the Indebtedness or the Employment Agreement, or any other transaction or occurrence of any nature whatsoever occurring before the execution of this Release and Settlement Agreement.

     3.     Acknowledgments.  Weissengruber  acknowledges  and  agrees  that the
            ---------------
release  and  discharge  set  forth  above  is  a GENERAL RELEASE. Weissengruber
                                                  ---------------
further acknowledges that the general release set forth herein above is given voluntarily, based solely upon the judgment of Weissengruber formed after consultation with his attorney, and is not based upon any representations or statements of any kind or nature whatsoever made by or on behalf of IDC and the Company as to the liability, if any, of IDC and the Company, or the value of the Indebtedness or the Employment Agreement or any other matter relating thereto. Additionally, Weissengruber expressly states and acknowledges that no promise, agreement, or representation, other than those expressed herein, have been made by IDC or the Company to Weissengruber or his attorney in order to induce the execution of this Release and Settlement Agreement.

     4.     Incorporation  by  Reference.  The  Attachments  to  this  Agreement
            ----------------------------
referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     5.     Entire  Agreement.  This instrument contains the entire agreement of
            -----------------
the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, the parties have executed this Release and Settlement Agreement on the date first written above.


                                      /s/ Max Weissengruber
                                     -------------------------------------------
                                     MAX WEISSENGRUBER

                                     INTERNATIONAL DEVELOPMENT CORP.

                                     By /s/ Betty-Ann Harland
                                       -----------------------------------------
                                       Betty-Ann Harland, Chairman of the Board

                                     FRESHWATER TECHNOLOGIES, INC.


                                     By /s/ Betty-Ann Harland
                                       -----------------------------------------
                                       Betty-Ann Harland, Chairman of the Board


                                      - 2 -